Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES-OXLEY ACT OF 2002

In  connection  with the annual  report on Form  10-KSB of Biofield  Corp.  (the "Company")  for the year ended  December 31, 2006, as filed with the  Securities and Exchange  Commission  on the date hereof (the  "Covered  Report"),  I, Michael J. Antonoplos,  Chief Executive Officer and a director of the Company,  pursuant to 18

U.S.C.  ss.  1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

The Covered  Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the Covered Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS  WHEREOF,  I have  executed this  certificate  as of this 22nd day of October 2007.

/s/ Michael J. Antonoplos

Michael J. Antonoplos

Chief Executive Officer and Director